The PNC Financial Services Group, Inc. Barclays Global Investor Conference September 17, 2015 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
Our presentation is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings and on its corporate website.
The presentation contains forward-looking statements regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements
identified
in
the
more
detailed
Cautionary
Statement
included
in
the
Appendix,
which
is
included
in
the
version
of
the
presentation materials posted on our corporate website, and in our SEC filings. We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and our 2015 Form 10-Qs, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation or in our SEC filings. Future events or circumstances may change our outlook and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. Forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
In this presentation, we may sometimes include non-GAAP financial information. Non-GAAP financial information includes metrics such as pre-tax provision earnings, tangible book value, and taxable equivalent net interest income, as well as adjusted results and certain information used to review components of reported information. When we do so, we provide GAAP reconciliations for such information. Such reconciliations may be found in our presentation, in these slides, including the Appendix, in other materials on our corporate website, and in our SEC filings. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results. We believe that this information and the related reconciliations may be useful to investors, analysts, regulators and others to help understand and evaluate our financial results. We may also use annualized, pro forma, estimated or third party numbers for illustrative or comparative purposes only.
These may not reflect actual results.
References
to
our
corporate
website
are
to
www.pnc.com
under
“About
Us–Investor
Relations.”
Our
SEC
filings
are
available
both
on
our
corporate
website
and
on
the
SEC’s
website
at
www.sec.gov. We
include
web
addresses
here
as
inactive
textual
references
only. Information on these websites is not part of this presentation.

3 Agenda Executing our strategic priorities Balance sheet well-positioned for rising rates Focused on revenue/expense relationship Achieving our capital objectives

Southeast
+11% CAGR (’12 -’15)
Drive growth in
acquired &
underpenetrated
markets
Capture more
investable assets
Redefine the Retail
Banking business
Build a stronger
Residential Mortgage
business
Bolster infrastructure &
streamline processes
Significant Progress on our Strategic Priorities
Strategic Priorities Update
Total client investment assets
(2)
:
$306B +6% CAGR (6/30/13 –
6/30/15)
On track; essentially half-way completed
Enhanced compliance and operational
framework; focused on continuing progress
Over 300 branches under universal model
Fee income
(3)
+5% CAGR (2Q13 -
2Q15)
(1)
Southeast
markets
defined
as
Alabama,
Georgia,
North
Carolina,
South
Carolina
and
Florida.
AMG
refers
to
Asset
Management
Group.
2015
annualized.
(2)
Total
client
assets
includes
both
AMG
client
assets
under
administration
and
brokerage
account
client
assets
from
Retail
Banking
Brokerage
business.
(3)
Retail
Banking
fee
income
refers
to
noninterest
income
in
the
following
categories:
service
charges
on
deposits,
brokerage,
and
consumer
services.
Results
for
the
three
months
ended
June
2013
through
three
months
ended
June
2015.
See
Reconcilement
in
Appendix.
Corporate
Banking
and
AMG
sales
(1)

Achieving Our Long-Term Potential
Strategic Priorities
Long-Term Potential
(1)
Incremental annual revenue of
$500M
Total client
investment assets
growth of $100 billion+
Fee income
(2)
growth of mid to
upper single digits
Increase product penetration to
8%-10%
(3)
Drive growth in acquired &
underpenetrated markets
Capture more investable
assets
Redefine the Retail
Banking business
Build a stronger
Residential Mortgage
business
(1)
Refer
to
Cautionary
Statement
in
Appendix,
including
economic
and
other
assumptions.
Does
not
take
into
account
the
impact
of
potential
legal
and
regulatory
contingencies.
(2)
See
Note
3
on
slide
4.
(3)
Residential
Mortgage
product
penetration
based
on
cross-sales
to
existing
Retail
Banking
households
with
current
penetration
of
6.8%.
(4)
See
Reconcilement
in
Appendix.
Long-Term Potential
(1)
(3-5 years)
(3-5 years)
$1 Billion
Revenue
Potential
Fee Income Growth of $158 million 1H14 -
1H15
(4)

PNC's Duration of Equity(4) (in years)
(3.5)
(6.2)
(4.6)
(3.3)
(2.7)
2Q15
1Q15
4Q14
3Q14
2Q14

Year 1
(2)
Year 2
(3)
2Q15
10-Q
1.7%
5.7%
Balance Sheet Positioned for Rising Rates
Strategies
Grow loans within our risk appetite
Maintain strong liquidity position
Maintain investment securities portfolio flexibility
Maintain strong capital position
Net
Interest
Income
Sensitivity
2Q15
(1)
100 Bps Parallel Increase
(1)
Second
Quarter
2015
Sensitivity
Simulation
reflects
the
interest
rate
risk
exposure
on
PNC’s
net
interest
income.
See
PNC’s
2Q15
Form
10-Q
for
further
details
on
interest
rate
exposure
and
sensitivity.
Given
the
inherent
limitations
in
certain
of
these
measurement
tools
and
techniques,
results
become
less
meaningful
as
interest
rates
approach
zero.
(2)
Reflects
the
percentage
change
in
net
interest
income
in
first
year
as
a
result
of
gradual
100
bps
interest
rate
increase
over
following
twelve
months.
(3)
Reflects
the
percentage
change
in
net
interest
income
in
second
year
as
a
result
of
gradual
100bps
interest
rate
increase
over
preceding
twelve
months.
(4)
Reflects
base
case
model.
Asset Sensitive

Deposit Growth -
Focus on Deepening and Retaining
Relationships
Strong Deposit Growth
Retail Banking Highlights
Leverage multi-channel
programs to reach select
customers, drive additional
cross-sell and build deeper,
more loyal relationships
Specialized customer offers
growing share of wallet within
existing checking accounts
$212
Total average balances in $ billions
+5%
C&IB Highlights
Focus on products with more
favorable LCR treatment
More granular pricing approach
Anticipate shift to interest-
bearing demand and money
market deposits
$219
+7%

Asset Management
11%
Consumer Services
3%
Corporate Services(1)
6%
-1%
Residential Mortgage(2)
Services charges on deposits
3%
Total fee income(3)
5%

38%
43%
45%
46%

Executing our Strategies -
Focused on Growing Fee
Income
Diverse and Strong Fee Income Growth
(1)
Includes net commercial mortgage servicing rights valuation gains. (2) Includes benefit/provision for residential mortgage repurchase obligations. (3) See Reconcilement section of Appendix. Fee income consists of income in the five categories listed above total fee income.
Higher Percentage of
Noninterest
Income
to
Total
Revenue
(3)
FY12
FY14
FY13
1H15
2Q13 -
2Q15 CAGR
(3)

$10.5
$9.7
$9.5
$9.4
($ billions)
FY12
FY13
FY14
FY15 Guidance

Ongoing
CIP
(3)
initiatives
including cost savings from
additional efficiencies should
help fund future investments
–
Infrastructure
–
Product and technology
–
Underpenetrated markets
Continued Expense Management While Investing for
Future Growth
Improve efficiency of branch
networks in acquired markets
Branch reconfiguration
Transaction migration and lower
cost alternative channels
Lowering costs and focused on
efficiencies in mortgage business
Increased
FY15
CIP
(3)
target
by
$100 million to $500 million
Managing Expenses
(1)
Expense Management
Opportunities
(1)
Prior
period
amounts
have
been
updated
to
reflect
the
first
quarter
2014
adoption
of
Accounting
Standards
Update
(ASU)
2014-01
related
to
investments in low income housing tax credits. (2) Refer to Cautionary Statement in the Appendix, including economic and other assumptions.
Does not take into account impact of potential legal and regulatory contingencies. (3) CIP refers to PNC’s Continuous Improvement Program.
Investing for Future Growth
(2)

49%
29%
23%
26%
27%
FY13
FY14
1H15
Dividends
Share Repurchases

Achieving Our Capital Objectives
Strong Capital Return
Highlights
Strong pro forma fully phased-
in Basel III common equity Tier
I
capital
ratio
of
10%
(2)
Capital priorities:
–
Build capital to support
client growth and business
investment
–
Maintain appropriate
capital in light of economic
uncertainty
–
Return excess capital to
shareholders, subject to
the CCAR process
Repurchased 5.9 million
common shares for
approximately $0.6 billion in
2Q15 under our capital plan
authorization
(3)
(1)
Payout
ratio
refers
to
amount
used
to
fund
common
stock
dividends
and
share
repurchases
as
a
percentage
of
net
income
attributable
to
diluted
common
shares.
(2)
June
30,
2015
ratio.
See
Transitional
Basel
III
and
Pro
forma
Fully
Phased-In
Basel
III
Common
Equity
Tier
1
Capital
Ratios
slides
and
related
information
in
the
Appendix
for
further
details.
Calculated
on
a
pro
forma
basis
without
the
benefit
of
the
Basel
III
phase-in
provisions.
(3)
Repurchased
under
our
2015
capital
plan
authorization
of
up
to
$2.875
billion
of
common
stock
over
the
five
quarter
period
starting
in
2Q15
through
2Q16.
Ability
to
purchase
full
amount
is
subject
to
factors
such
as
market
and
general
economic
conditions,
economic
capital
and
regulatory
capital
conditions,
alternative
uses
of
capital,
regulatory
and
contractual
limitations,
issuances
related
to
employee
benefit
plans
and
the
potential
impact
on
credit
ratings.
Payout Ratio
(1)
23%
76%
55%

Well-Positioned for the Future
Opportunity to grow share in underpenetrated
markets and deepen product penetration
Continued focus on growing fee income and
managing expenses
Stronger relative capital position provides
opportunity to return more capital to shareholders

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “see,” “look,” “intend,” “outlook,” “project,” “forecast,” “estimate,” “goal,” “will,” “should” and other similar words and expressions.
Forward-looking
statements
are
subject
to
numerous
assumptions,
risks
and
uncertainties,
which
change
over
time.
Forward-looking
statements
speak
only
as
of
the date made. We do not assume any duty and do not undertake to update forward-looking statements. Actual results or future events could differ, possibly materially, from those anticipated in forward-looking statements, as well as from historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.
Our businesses, financial results and balance sheet values are affected by business and economic conditions, including the following:
–
Changes in interest rates and valuations in debt, equity and other financial markets.
–
Disruptions in the U.S. and global financial markets.
–
The
impact
on
financial
markets
and
the
economy
of
any
changes
in
the
credit
ratings
of
U.S.
Treasury
obligations
and
other
U.S.
government-
backed debt, as well as issues surrounding the levels of U.S. and European government debt and concerns regarding the creditworthiness of certain sovereign governments, supranationals and financial institutions in Europe.
–
Actions
by
the
Federal
Reserve,
U.S.
Treasury
and
other
government
agencies,
including
those
that
impact
money
supply
and
market
interest
rates.
–
Changes in customers’, suppliers’ and other counterparties’ performance and creditworthiness.
–
Slowing or reversal of the current U.S. economic expansion.
–
Continued residual effects of recessionary conditions and uneven spread of positive impacts of recovery on the economy and our counterparties, including
adverse
impacts
on
levels
of
unemployment,
loan
utilization
rates,
delinquencies,
defaults
and
counterparty
ability
to
meet
credit
and
other
obligations.
–
Changes in customer preferences and behavior, whether due to changing business and economic conditions, legislative and regulatory initiatives, or other factors.
•
Our forward-looking financial statements are subject to the risk that economic and financial market conditions will be substantially different than we are currently expecting. These statements are based on our current view that the U.S. economic expansion will speed up to an above trend growth rate near 3.0 percent in the second half of 2015, boosted by lower oil/energy prices and solid job gains, and that short-term interest rates and bond yields will rise slowly during the remainder 2015. These forward-looking statements also do not, unless otherwise indicated, take into account the impact of potential legal and regulatory contingencies.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
PNC’s ability to take certain capital actions, including paying dividends and any plans to increase common stock dividends, repurchase common stock under current or future programs, or issue or redeem preferred stock or other regulatory capital instruments, is subject to the review of such proposed
actions
by
the
Federal
Reserve
as
part
of
PNC’s
comprehensive
capital
plan
for
the
applicable
period
in
connection
with
the
regulators’
Comprehensive Capital Analysis and Review (CCAR) process and to the acceptance of such capital plan and non-objection to such capital actions by the Federal Reserve.
PNC’s
regulatory
capital
ratios
in
the
future
will
depend
on,
among
other
things,
the
company’s
financial
performance,
the
scope
and
terms
of
final
capital
regulations
then
in
effect
(particularly
those
implementing
the
Basel
Capital
Accords),
and
management
actions
affecting
the
composition
of
PNC’s
balance
sheet.
In
addition,
PNC’s
ability
to
determine,
evaluate
and
forecast
regulatory
capital
ratios,
and
to
take
actions
(such
as
capital
distributions) based on actual or forecasted capital ratios, will be dependent at least in part on the development, validation and regulatory approval of related models.
Legal
and
regulatory
developments
could
have
an
impact
on
our
ability
to
operate
our
businesses,
financial
condition,
results
of
operations,
competitive position, reputation, or pursuit of attractive acquisition opportunities. Reputational impacts could affect matters such as business generation and retention, liquidity, funding, and ability to attract and retain management. These developments could include:
–
Changes resulting from legislative and regulatory reforms, including major reform of the regulatory oversight structure of the financial services industry and changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other industry aspects, and changes in accounting policies and principles. We will be impacted by extensive reforms provided for in the Dodd-Frank Wall Street
Reform and Consumer Protection Act (the “Dodd-Frank Act”) and otherwise growing out of the most recent financial crisis, the precise nature, extent and timing of which, and their impact on us, remains uncertain.
–
Changes to regulations governing bank capital and liquidity standards, including due to the Dodd-Frank Act and to Basel-related initiatives.
–
Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries. In addition to matters relating to PNC’s current and historical business and activities, such matters may include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City. These matters may
result
in
monetary
judgments
or
settlements
or
other
remedies,
including
fines,
penalties,
restitution
or
alterations
in
our
business
practices, and in additional expenses and collateral costs, and may cause reputational harm to PNC.
–
Results of the regulatory examination and supervision process, including our failure to satisfy requirements of agreements with governmental agencies.
–
Impact on business and operating results of any costs associated with obtaining rights in intellectual property claimed by others and of adequacy of our intellectual property protection in general.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through effective use of third-party insurance, derivatives, and capital management techniques, and to meet evolving regulatory capital and liquidity standards. In particular, our results currently depend on our ability to manage elevated levels of impaired assets.
Business
and
operating
results
also
include
impacts
relating
to
our
equity
interest
in
BlackRock,
Inc.
and
rely
to
a
significant
extent
on
information provided to us by BlackRock. Risks and uncertainties that could affect BlackRock are discussed in more detail by BlackRock in its SEC filings.
We
grow
our
business
in
part
by
acquiring
from
time
to
time
other
financial
services
companies,
financial
services
assets
and
related
deposits
and
other
liabilities.
Acquisition
risks
and
uncertainties
include
those
presented
by
the
nature
of
the
business
acquired,
including
in
some
cases
those
associated
with
our
entry
into
new
businesses
or
new
geographic
or
other
markets
and
risks
resulting
from
our
inexperience
in
those
new
areas,
as
well
as
risks
and
uncertainties
related
to
the
acquisition
transactions
themselves,
regulatory
issues,
and
the
integration
of
the
acquired
businesses into PNC after closing.
Competition
can
have
an
impact
on
customer
acquisition,
growth
and
retention
and
on
credit
spreads
and
product
pricing,
which
can
affect
market
share,
deposits
and
revenues.
Industry
restructuring
in
the
current
environment
could
also
impact
our
business
and
financial
performance
through
changes
in
counterparty
creditworthiness
and
performance
and
in
the
competitive
and
regulatory
landscape.
Our
ability
to
anticipate
and
respond to technological changes can also impact our ability to respond to customer needs and meet competitive demands.
Business and operating results can also be affected by widespread natural and other disasters, pandemics, dislocations, terrorist activities, cyberattacks or international hostilities through impacts on the economy and financial markets generally or on us or our counterparties specifically.
We provide greater detail regarding these as well as other factors in our 2014 Form 10-K and our 2015 Form 10-Qs, including in the Risk Factors and
Risk Management sections and the Legal Proceedings and Commitments and Guarantees Notes of the Notes To Consolidated Financial Statements in
those reports, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss elsewhere in this presentation or in our SEC filings, accessible on the SEC’s website at www.sec.gov and on our corporate website at
www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
Any annualized, pro forma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
Appendix
As a result of the staggered effective dates of the final U.S. Basel III regulatory capital rules (Basel III rules), as well as the fact that PNC remains in the parallel run qualification phase for the advanced approaches,
PNC’s regulatory risk-based capital ratios in 2015 will be calculated using the standardized approach for determining risk-weighted assets, and the definitions of, and deductions from, regulatory capital under the
Basel III rules (as such definitions and deductions are phased-in for 2015). We refer to the capital ratios calculated using the phased-in Basel III provisions in effect for 2015 and the standardized approach risk-
weighted assets as the 2015 Transitional Basel III ratios. Under the standardized approach for determining credit risk-weighted assets, exposures are generally assigned a predefined risk weight. Exposures to high volatility commercial real estate, past due exposures, equity exposures and securitization exposures are generally subject to higher risk weights than other types of exposures.
We provide information on the next slide regarding PNC’s estimated 2015 and 2014 Transitional Basel
III common equity Tier 1 ratios and PNC’s estimated pro forma fully phased-in Basel III common equity Tier 1 ratio. Under the Basel III rules adopted by the U.S. banking agencies, significant common stock investments in unconsolidated financial institutions, mortgage servicing rights and deferred tax assets must be deducted from capital (subject to a phase-in schedule) to the extent they individually exceed 10%, or in the aggregate exceed 15%, of the institution's adjusted common equity Tier 1 capital. Also, Basel III regulatory capital includes (subject to a phase-in schedule)
accumulated other comprehensive income related to securities currently and previously held as available for sale, as well as pension and other postretirement plans.
PNC's regulatory risk-based capital ratios in 2014 were based on the definitions of, and deductions from, regulatory capital under the Basel III rules (as such definitions and deductions were phased-in for 2014) and Basel I risk-weighted assets (but subject to certain adjustments as defined by the
Basel III rules). We refer to the 2014 capital ratios calculated using these phased-in Basel III provisions and Basel I risk-weighted assets as the 2014 Transitional Basel III ratios.

Transitional Basel III and Pro forma Fully Phased-In Basel III
Common Equity Tier 1 Capital Ratios
2014 Transitional Basel III
Dollars in millions
Jun. 30, 2015
Mar. 31, 2015
Jun. 30, 2014
Jun. 30, 2015
Mar. 31, 2015
Jun. 30, 2014
Common
stock,
related
surplus,
and
retained
earnings,
net
of
treasury
stock
$40,688
$40,374
$39,380
$40,688
$40,374
$39,380
Less regulatory capital adjustments:
Goodwill and disallowed intangibles, net of deferred tax liabilities
(8,999)
(9,011)
(8,923)
(9,223)
(9,249)
(9,262)
Basel III total threshold deductions
(430)
(414)
(216)
(1,159)
(1,045)
(1,075)
Accumulated other comprehensive income (a)

115
115

All other adjustments
(101)
(112)
(5)
(148)
(150)
(74)
Basel III Common equity Tier 1 capital
31,180
$
30,952
$
30,351
$
30,211
$
30,218
$
29,545
$
Basel
I
risk-weighted
assets
calculated
in
accordance
with
transition
rules
(b)
N/A
N/A
277,126
$
N/A
N/A
N/A
Basel III standardized approach risk-weighted assets (c)
293,862
$
295,114
$
N/A
301,688
$
302,784
$
295,217
$
Estimated Basel III advanced approaches risk-weighted assets (d)
N/A
N/A
N/A
286,277
$
287,293
$
290,063
$
Basel III Common equity Tier 1 capital ratio
10.6%
10.5%
11.0%
10.0%
10.0%
10.0%
Risk-weight and associated rules utilized
Basel I (with 2014
transition adjustments)
(a)
Represents
net
adjustments
related
to
accumulated
other
comprehensive
income
for
securities
currently
and
previously
held
as
available
for
sale,
as
well
as
pension and other postretirement plans.
(b) Includes credit and market risk-weighted assets.
(c) Basel III standardized approach risk-weighted assets were estimated based on the Basel III standardized approach rules and include credit and market risk-weighted assets.
(d) Basel III advanced approaches risk-weighted assets were estimated based on the Basel III advanced approaches rules, and include credit, market and operational risk-weighted assets.
2015 Transitional Basel III
Pro forma Fully Phased-In Basel III
Standardized (with 2015 transition
adjustments)
Standardized
PNC utilizes the pro forma fully phased-in Basel III capital ratios to assess its capital position (without the benefit of phase-ins), including comparison to similar estimates made by other financial institutions. Our Basel III capital ratios and estimates may be impacted by additional regulatory guidance or analysis, and, in the case of those ratios calculated using the advanced approaches, the ongoing evolution, validation and regulatory approval of PNC’s models integral to the calculation of advanced approaches risk-weighted assets.

Non-GAAP to GAAP Reconcilement
Appendix
Retail Banking
$ in millions
June 30,
2015
June 30,
2013
CAGR
Service charges on deposits
$148
$141
Brokerage
$71
$58
Consumer Services
$254
$229
     Total fee income, Retail Banking
$473
$428
5%
Other
$117
$114
     Total noninterest income, Retail Banking
$590
$542
For the three months ended
$ in millions
June 30, 2015
June 30, 2013
Total revenue, as reported
$7,597
$8,019
Non-market revenue (a)
$2,433
$2,850
Total market revenue
$5,164
$5,169
Southeast market revenue
$548
$482
Southeast market revenue, as % of total market revenue
11%
9%
Southeast market revenue, as % of total revenue
7%
6%
For the six months ended
(a) Non-market revenue is the portion of total revenue derived from businesses or activities that are not tied to particular markets (such as asset and liability management and our BlackRock stake) or that are managed financially on a nationwide basis (most significantly the secured lending businesses in Corporate & Institutional Banking).

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions
June 30,
2015
June 30,
2013
CAGR
Asset management
$416
$340
11%
Consumer services
$334
$314
3%
Corporate services
$369
$326
6%
Residential mortgage
$164
$167
-1%
Service charges on deposits
$156
$147
3%
Total fee income
$1,439
$1,294
5%
Total other
$375
$512
-14%
   Total noninterest income, as reported
$1,814
$1,806
0%
For the six months ended
$ in millions
June 30,
2015
June 30,
2014
$ Change
Asset management
$792
$726
Consumer services
$645
$613
Corporate services
$713
$644
Residential mortgage
$328
$343
Service charges on deposits
$309
$303
Total fee income
$2,787
$2,629
$158
Total other
$686
$634
   Total noninterest income, as reported
$3,473
$3,263
$210